UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☒ Soliciting Material Pursuant to Rule 14a-12

Consolidated Communications Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

The following is a form letter that was provided by Consolidated Communications Holdings, Inc., a Delaware corporation (“Consolidated Communications,” “Consolidated” or the “Company”) to certain of its customers on Monday, October 16, 2023.

Dear [CUSTOMER NAME]:

Today marks another milestone for Consolidated Communications as we position our company to be a leading fiber first provider across the U.S.

On Monday, October 16, we announced an agreement to be acquired by Searchlight Capital Partners and British Columbia Investment Management Corporation, two renowned investment firms with experience partnering with fiber infrastructure providers. Subject to customary conditions for transactions of this kind, we expect to complete the proposed transaction by the first quarter of 2025, at which time Consolidated will become a privately-held company.

We expect the transition to be seamless for you and our commitment to serving you and meeting your needs remains as strong as ever. In fact, gaining additional flexibility to invest in our fiber network is one of the many benefits of this expanded partnership. Together, we will continue to advance our mission to connect people and enrich how they work and live with quality broadband services. In short, it is business as usual at Consolidated Communications. Our team will continue to support you now and in the future – striving to exceed your expectations.

Thank you for your continued support. We look forward to the future filled with opportunities to build on our partnership.

Sincerely,

NAME

Forward-Looking Statements

Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, the Company’s current expectations, plans, strategies and anticipated financial results.

There are a number of risks, uncertainties and conditions that may cause the Company’s actual results to differ materially from those expressed or implied by these forward-looking statements, including: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; (viii) the amount of costs, fees and expenses related to the proposed transaction; (ix) the risk that the Company’s stock price may decline significantly if the proposed transaction is not consummated; (x) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (xi) (A) the risk factors described in Part I, Item 1A of Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and (B) the other risk factors identified from time to time in the Company’s other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Many of these circumstances are beyond the Company’s ability to control or predict. These forward-looking statements necessarily involve assumptions on the Company's part. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” “would” or similar expressions. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, undue reliance should not be placed on forward-looking statements, which are based on the information currently available to the Company and speak only as of the date they are made. The Company disclaims any intention or obligation to update or revise publicly any forward-looking statements.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction. Information about who may, under SEC rules, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction will be set forth in the definitive proxy statement when it is filed with the SEC in connection with the proposed transaction. Information relating to the foregoing can also be found in the Company’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 21, 2023. To the extent holdings of the Company’s securities have changed since the amounts set forth in such 2023 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the Company’s proxy statement relating to the proposed transaction when it becomes available.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Condor Holdings LLC. In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form. In addition, the Company and certain affiliates of the Company intend to jointly file a transaction statement on Schedule 13e-3 (the “Schedule 13e-3”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT AND THE SCHEDULE 13E-3 (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SEARCHLIGHT AND BCI AND THE PROPOSED TRANSACTION. Investors and stockholders of the Company are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to the Company at 2116 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations or at tel: +1 (844) 909-2675.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.